Exhibit 99.1

Axogen, Inc. Announces Organizational Updates, Preliminary Second Quarter Revenue and Reaffirms Full-Year 2022 Financial Guidance

Organizational updates are part of plan to bring additional focus on leveraging clinical data to accelerate market development and the pace of innovation

Preliminary unaudited second quarter revenue of approximately $34.4 million

Company will report full second quarter results on August 3, 2022.

ALACHUA and TAMPA, FL – July 18, 2022 – Axogen, Inc. (NASDAQ: AXGN), a global leader in developing and marketing innovative surgical solutions for peripheral nerve injuries, today announced organizational updates and preliminary second quarter revenue.

The company is making certain changes to its commercial organization designed to leverage the strength of its growing portfolio of clinical data and support innovation of advanced nerve repair solutions. As a result of these changes, the sales organization will report directly to Karen Zaderej, Axogen’s chairman, CEO, and president, and the company anticipates appointing a chief marketing officer in the coming months.  Eric Sandberg, the Company’s current chief commercial officer will be leaving the organization effective July 19, 2022.

“We are pleased with our performance in the second quarter, and we are encouraged by the strong underlying demand for our products. I would like to thank Eric and wish him well in his future endeavors,” said Karen Zaderej. "These organizational changes are designed to bring additional focus on market development, innovation and sales execution. We have a robust clinical portfolio, which was recently bolstered by the positive top-line results of our RECON study. We plan to leverage this data to drive increased surgeon engagement and adoption, while also supporting an accelerating pace of innovation of advanced nerve repair solutions.”

Second Quarter Business Update
•
Preliminary unaudited second quarter revenue is expected to be approximately $34.4 million, representing a 2% increase over the prior year period, and an 8% increase when excluding the impact of $1.8 million revenue of Avive® Soft Tissue Membrane in the second quarter of 2021. The company voluntarily suspended market availability of Avive on June 1, 2021.

•	Company is reaffirming its full-year 2022 financial guidance of revenue between $135 and $142 million, and gross margin above 80%.
•	The company will provide further business updates, along with its second quarter 2022 financial results, on Wednesday, August 3, 2022, after the market close.

Second Quarter Conference Call Information
The company will report second quarter 2022 financial results on Wednesday, August 3, 2022 after the market close. Axogen management will host an investment-community conference call and webcast following the release at 4:30 p.m. ET. Investors interested in participating in the August 3, 2022 conference call by phone may do so by dialing toll free at (888) 428-7458 or use the direct dial-in number at (404) 267-0368. Those interested in listening to the conference call live via the Internet may do so by visiting the Investors page of the company's website at www.axogeninc.com and clicking on the webcast link.

Following the conference call, a replay will be available in the Investors section of the company's website at www.axogeninc.com.

About Axogen
Axogen (AXGN) is the leading company focused specifically on the science, development, and commercialization of technologies for peripheral nerve regeneration and repair. Axogen employees are passionate about helping to restore peripheral nerve function and quality of life to patients with physical damage or transection to peripheral nerves by providing innovative, clinically proven, and economically effective repair solutions for surgeons and health care providers. Peripheral nerves provide the pathways for both motor and sensory signals throughout the body. Every day, people suffer traumatic injuries or undergo surgical procedures that impact the function of their peripheral nerves. Physical damage to a peripheral nerve, or the inability to properly reconnect peripheral nerves, can result in the loss of muscle or organ function, the loss of sensory feeling, or the initiation of pain.

Axogen's platform for peripheral nerve repair features a comprehensive portfolio of products, including Avance® Nerve Graft, a biologically active off-the-shelf processed human nerve allograft for bridging severed peripheral nerves without the comorbidities associated with a second surgical site; Axoguard Nerve Connector®, a porcine submucosa ECM coaptation aid for tensionless repair of severed peripheral nerves; Axoguard Nerve Protector®, a porcine submucosa ECM product used to wrap and protect damaged peripheral nerves and reinforce the nerve reconstruction while preventing soft tissue attachments; and Axoguard Nerve Cap®, a porcine submucosa ECM product used to protect a peripheral nerve end and separate the nerve from the surrounding environment to reduce the development of symptomatic or painful neuroma. The Axogen portfolio of products is available in the United States, Canada, Germany, the United Kingdom, Spain, South Korea, and several other countries.

Cautionary Statements Concerning Forward-Looking Statements
This press release contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or predictions of future conditions, events, or results based on various assumptions and management's estimates of trends and economic factors in the markets in which we are active, as well as our business plans. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “continue,” “may,” “should,” “will,” “goals,” and variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements may include, without limitation, statements related to the impact of COVID-19 on our business, including but not limited to global supply chain issues, hospital staffing challenges and its impact on our business, statements regarding our growth, our financial guidance and performance, product development, product potential, regulatory process and approvals, APC renovation timing and expense, sales growth, product adoption, market awareness of our products, anticipated capital requirements, including the potential of future financings, data validation, expected clinical study enrollment, timing and outcomes, our assessment of our internal controls over financial reporting, our visibility at and sponsorship of conferences and our educational events, regulatory process and approvals and other factors, including legislative, regulatory, political, geopolitical, and economic developments, including global business disruption caused by Russia’s invasion of Ukraine and related sanctions, not within our control. The forward-looking statements are and will be subject to risks and uncertainties, which may cause actual results to differ materially from those expressed or implied in such forward-looking statements. Forward-looking statements contained in this press release should be evaluated together with the many uncertainties that affect our business and our market, particularly those risk factors described under Part I, Item 1A., “Risk Factors,” of our Annual Report on Form 10-K for the most recently ended fiscal year, as well as other risks and cautionary statements set forth in our filings with the U.S. Securities and Exchange Commission. Forward-looking statements are not a guarantee of future performance, and actual results may differ materially from those projected. The forward-looking statements are representative only as of the date they are made and, except as required by applicable law, we assume no responsibility to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances, or otherwise.

Contact: Axogen, Inc. Ed Joyce, Director, Investor Relations ejoyce@axogeninc.com